UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

MONARCH INVESTMENT PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52754	84-1251553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 North Military Trail, Suite 204, Boca Raton, FL	33431
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (561) 391-6117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On December 11, 2013 Monarch Investment Properties, Inc. (the "Company") entered into a Letter of Intent ("LOI") with The 360 Agency, LLC ("360") regarding the merger of 360 into the Company.

The LOI sets out the key items of the merger and certain other agreed upon actions to be taken by the parties.

The Board of Directors of the company unanimously approved the entry into the LOI which is attached as an Exhibit to this 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01 Exhibit

99.1	Letter of Intent Dated December 6, 2013 Executed on December 11, 2013 by and between Monarch Investment Properties, Inc. and The 360 Agency, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

MONARCH INVESTMENT PROPERTIES, INC.
Registrant

Dated: December 12, 2013	/s/ Robert Licopoli
Robert Licopoli, Chief Executive Officer

/s/ David Miller
David Miller, President

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Letter of Intent Dated December 6, 2013 Executed on December 11, 2013 by and between Monarch Investment Properties, Inc. and The 360 Agency, LLC	Furnished Electronically